EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of Post Holdings, Inc. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a)
the quarterly report on Form 10-Q for the period ended December 31, 2017, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 2, 2018	By:	/s/ Robert V. Vitale
Robert V. Vitale
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the EVP and Chief Financial Officer of Post Holdings, Inc. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a)
the quarterly report on Form 10-Q for the period ended December 31, 2017, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 2, 2018	By:	/s/ Jeff A. Zadoks
Jeff A. Zadoks
EVP and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Post Holdings, Inc. and will be retained by Post Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.